UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2009

GLOBAL CONSUMER ACQUISITION CORP.
 (Exact name of registrant as specified in its charter)

Delaware	001-33803	26-0469120
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1370 Avenue of the Americas, 28th Floor, New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 445-7800

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. Other Events

On May 11, 2009, Global Consumer Acquisition Corp. (NYSE Amex LLC: GHC, GHC.U, GHC.WS) (the “Company”) received a letter from the NYSE Amex LLC (the “Exchange”) indicating that the Exchange has accepted the Company’s proposed plan of compliance for continued listing on the Exchange (the “Compliance Plan”).

The Company issued a press release on May 13, 2009 announcing the receipt of the letter approving the Company’s Compliance Plan as discussed above. A copy of the press release is attached as Exhibit 99.1 hereto.

ITEM 9.01.  Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release, dated May 13, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL CONSUMER ACQUISITION CORP.

Date: May 13, 2009	By:	/s/ Jason N. Ader

		Name:	Jason N. Ader
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 13, 2009